SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2009

Global Resource Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50944	84-1565820
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1000 Atrium Way, Suite 100
Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code: (856) 767-5665

_______________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On July 13, 2009, Global Resource Corporation (the “Company”) extended the expiration dates of all outstanding Mobilestream Acquisition Warrants, Carbon Recovery Class B Acquisition Warrants, Carbon Recovery Class D Acquisition Warrants, Carbon Recovery Class E Acquisition Warrants and both classes of Augustine Warrants issued by the Company to purchase shares of Common Stock of the Company to March 31, 2010.

Item 8.01  Other Events.

On July 13, 2009, the Company issued a letter to its shareholders in the form of a Press Release.  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)     Exhibits.

Exhibit	Description of Exhibit

99.1	Press Release issued by the Registrant on July 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Resource Corporation

Dated: July 16, 2009	By: /s/ Peter A. Worthington
Peter A. Worthington
Chief Executive Officer and
Interim Chairman of the Board